         The Registrant's subsidiaries, the state or other jurisdiction of incorporation or organization of each, and the name under which such subsidiaries do business (if any) are set forth below.


                                   STATE OR COUNTRY  NAME UNDER WHICH SUBSIDIARY
 SUBSIDIARY                        OF INCORPORATION  DOES BUSINESS (IF ANY)
--------------                    -----------------  --------------------------
 ARTCAST CORPORATION                 Washington

 FABULOUS FOOTAGE, INC.              Massachusetts

 FOTOGRAM-STONE SARL                 France

 GAMMA LIAISON, INC.                 New York

 GETTY COMMUNICATIONS GROUP          England and Wales
 FINANCE LIMITED

 GETTY COMMUNICATIONS PLC            England and Wales

 GETTY IMAGES                        Belgium

 GETTY IMAGES                        Denmark

 GETTY IMAGES                        Holland

 GETTY IMAGES                        Sweden

 GETTY IMAGES HONG KONG LTD.         Hong Kong

 GETTY IMAGES LIMITED                England and Wales

 HULTON GETTY HOLDINGS LIMITED       England and Wales

 HULTON GETTY PICTURE  COLLECTION    England and Wales
 LTD.

 LIAISON AGENCY, INC.                New York

 LIAISON INTERNATIONAL, INC.         New York

 PHOTODISC AUSTRALIA PTY LIMITED     Australia

 PHOTODISC DEUTSCHLAND GMBH          Germany

 PHOTODISC EUROPE LIMITED            England and Wales

 PHOTODISC, INC.                     Washington

 PHOTODISC JAPAN KABUSHIKI           Japan
 KAISHA

 PHOTODISC INTERNATIONAL, INC.       Barbados

 PRINT MERGER, INC.                  Washington

 TONY STONE ASSOCIATES LIMITED       England and Wales

                                STATE OR COUNTRY   NAME UNDER WHICH SUBSIDIARY
 SUBSIDIARY                     OF INCORPORATION     DOES BUSINESS (IF ANY)

 TONY STONE ASSOCIATES GMBH          Germany

 TONY STONE GMBH                     Austria

 TONY STONE IMAGES/AMERICA INC.      Illinois

 TONY STONE IMAGES/CANADA, INC.      Ontario

 TONY STONE IMAGES/CHICAGO, INC.     Illinois

 TONY STONE IMAGES/LOS ANGELES,      California
 INC.

 TONY STONE IMAGES/NEW YORK,         New York
 INC.

 TONY STONE IMAGES/SEATTLE, INC.     Washington

 TONY STONE IMAGES SINGAPORE         Singapore

 TRIENERGY PRODUCTIONS               California